SECOND AMENDMENT TO ESCROW AGREEMENT

         This Second Amendment to the Escrow Agreement (this "Amendment") is made and entered into as of this 6th day of October, 1999, between The Pacific Lumber Company ("PL"), Salmon Creek Corporation ("Salmon Creek") and Citibank, N.A., as Escrow Agent (the "Escrow Agent", and, together with PL and Salmon Creek, the "Parties").

                                   WITNESSETH

         WHEREAS, the Parties are all of the parties to that certain Escrow Agreement dated as of March 1, 1999, as amended (the "Escrow Agreement"); and

         WHEREAS, the Parties now desire to amend the Escrow Agreement so as to provide for payment by the Escrow Agent of the fees and expenses of the Investment Managers, as such terms are defined in the Escrow Agreement; and

         WHEREAS, the Parties have agreed to amend the Escrow Agreement to reflect such intent.

         NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

         1.       Amendment.  The Escrow Agreement shall be amended as follows:

                  (a) Section 5(l) of the Escrow Agreement shall be amended to read as follows:

                  5(l) The Escrow Agent shall be paid by Salmon Creek the fee to be set forth on Schedule B hereto. All fees shall be paid in United States currency and payable in the United States at the office of the Escrow Agent. It is understood that the Escrow Agent's fees may be adjusted from time to time to conform with its then current guidelines. Notwithstanding anything contained in this Agreement to the contrary, the Escrow Agent shall, at the written direction of Salmon Creek and otherwise in accordance with Section 2(a) hereof, pay the fees and expenses of each of the Investment Managers, each such payment to be from the Escrowed Funds to the relevant Investment Manager in such amount as Salmon Creek may from time to time direct in writing and as otherwise available from the Escrowed Funds.

         2.       Miscellaneous.

                  (a) On and after the date this Amendment is executed by the parties hereto each reference in the Escrow Agreement to "this Agreement", "hereunder", "hereof" or words of like import, and each reference to the Escrow Agreement by the words "thereunder", "thereof" or words of like import in any document executed in connection with the Escrow Agreement, shall mean and be a reference to the Escrow Agreement, as amended or otherwise modified by this Amendment. The Escrow Agreement (as amended or otherwise modified by this Amendment) shall continue to be in full force and effect and is hereby ratified and confirmed in all respects.

                  (b) This Amendment is governed by, and shall be construed in accordance with, the laws of the State of New York, United States of America, without giving effect to the principles thereof relating to conflicts of laws.

                  (c) This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed an original, but all of which together shall constitute but one and the same agreement.

         IN WITNESS WHEREOF, the Parties have executed this Amendment effective as of the date first set forth above.


                                         THE PACIFIC LUMBER COMPANY

                                         By:  /s/ John A. Campbell

                                              Name:  John A. Campbell
                                              Title: President


                                         SALMON CREEK CORPORATION

                                         By:  /s/ William S. Riegel

                                              Name:  William S. Riegel
                                              Title: Vice President


                                         CITIBANK, N.A., as Escrow Agent

                                         By:  /s/ Kerry Monaghan McDonough

                                              Name:  Kerry Monaghan McDonough
                                              Title: Vice President
ACKNOWLEDGED AND APPROVED:

                                         SCOTIA PACIFIC COMPANY LLC

                                         By:  /s/ Gary L. Clark

                                              Name:  Gary L. Clark
                                              Title: Vice President